Exhibit 10.5

INTELLECTUAL PROPERTY CROSS LICENSE AGREEMENT

THIS INTELLECTUAL PROPERTY CROSS LICENSE AGREEMENT (“Agreement”) made this December 3, 2006 by and between General Electric Company, a New York corporation (“GE”), and Momentive Performance Materials Holdings Inc. (formerly Nautilus Holdings Acquisition Corp.), a Delaware corporation (“Acquiror”).

WHEREAS, Acquiror and GE are Parties to a Stock and Asset Purchase Agreement dated as of September 14, 2006 (“Purchase Agreement”), pursuant to which, among other things, Acquiror agreed to acquire from GE, and GE agreed to sell to Acquiror, the Transferred Assets and the Business Subsidiaries;

WHEREAS, Section 5.10 of the Purchase Agreement obligated the parties to enter into an intellectual property license agreement;

WHEREAS, in satisfaction of the obligations of the Parties in the Purchase Agreement, the Parties desire to enter into this Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, agree as follows:

1.	DEFINITIONS

(a) Unless otherwise defined herein, each capitalized term used in this Agreement that is defined in the Purchase Agreement shall have the meaning specified for such term in the Purchase Agreement provided however, that for purposes of this Agreement the term Affiliate in the case of GE shall not include Exatec, LLC, a Delaware limited liability corporation.

(b) Additional Definitions:

“[***] Intellectual Property” means the patents, patent applications and invention disclosures listed in Exhibit C-1 hereto.

“[***] Cooperation and Commercialization Agreement” means an agreement between GE and Acquiror having a five (5) year term pursuant to which GE and Acquiror shall cooperate to (1) finalize the development of the [***] systems using a [***] substrate and Acquiror [***] for [***] and (2) market and sell the [***] systems meeting [***] industry and customer specifications. The [***] Cooperation and Commercialization Agreement will further provide that (A) GE shall exclusively specify, market, and sell the [***] substrate with Acquiror [***] materials for [***]; (B) Acquiror shall use commercially reasonable efforts to develop and commercialize viable [***] materials meeting [***] industry and customer specifications, including cost targets for [***]; (C) Acquiror and GE shall work exclusively together on development of [***] and [***] materials for GE to exclusively specify, market, and sell for use in [***]; (D) GE shall have the exclusive right to specify, market and sell Acquiror [***] and [***] materials for use in [***]; (E) the Acquiror and GE shall agree to a three year revenue target for Acquiror [***] and [***] materials based on [***] using [***] substrates, and if the revenue target is not met, the parties shall meet and agree on another option wherein: (i) if GE

Legend

***	- indicates Confidential Terms redacted pursuant to Rule 406. Such redacted material has been filed separately with the Securities Exchange Commission.

agrees to specify, market, and sell [***] systems based upon a [***] substrate or other material substrate with an agreed to revenue target for Acquiror [***] and [***] materials, then the exclusive nature of the [***] Cooperation and Commercialization Agreement shall remain for the remainder of five year term, or (ii) if GE does not agree to specify, market, and sell [***] systems based upon a [***] substrate or other material substrate with an agreed to revenue target for Acquiror [***] and [***] materials, then GE shall immediately grant Acquiror a perpetual, non-exclusive, worldwide royalty-free right and license for Acquiror to use GE’s Applicable Technology and [***] Intellectual Property in [***] with third parties; (F) all new patent rights for new [***] and [***] compositions shall belong to Acquiror (Acquiror’s Applicable Technology) and all new patent rights relating to the use of new [***] and [***] compositions in [***] shall belong to GE (“GE’s Applicable Technology”) and this same division of patent rights shall apply to [***] Intellectual Property; (G) in the event that a party commits a willful breach or a material breach of the [***] Cooperation and Commercialization Agreement or enters into bankruptcy or insolvency, then that party agrees to grant the other party a perpetual, non-exclusive, worldwide, royalty-free right and license to its Applicable Technology and [***] Intellectual Property for use in [***] and that other party has the right to terminate the [***] Cooperation and Commercialization Agreement without any liability or rights granted to its Applicable Technology; (H) after five (5) years, when the [***] Cooperation and Commercialization Agreement expires, each party shall immediately grant the other party a perpetual, non-exclusive, worldwide royalty-free right and license to use each other’s Applicable Technology and [***] Intellectual Property in [***]; and (I) the Chief Executive of Acquiror and the General Manager – Global Marketing of GE Plastics shall meet quarterly to review the status and progress of the joint efforts to develop viable materials for [***] and to resolve any open disputes between the parties, including the granting of licenses to either party’s Applicable Technology in the event one party is unable to fulfill, or breaches, its obligations under the [***] Cooperation and Commercialization Agreement. The parties shall define viable materials to include system performance, pricing, development, commercialization, and customer specification timelines, and non-infringement criteria set by customers and as agreed to by both parties based on market requirements.

“Business Primary Intellectual Property” means GE Licensed Intellectual Property that was primarily used or contemplated to be primarily used by the Business as of the Purchase Agreement Date and listed in Exhibit A hereto.

“Confidential Information” means all confidential information, whether or not patentable or copyrightable, in written, oral, electronic or other tangible or intangible form, stored in any medium, including studies, reports, records, books, discoveries, ideas, concepts, know-how, techniques, designs, models, prototypes, samples, flow charts, data, computer data, disks, tapes, marketing plans, customer names, price lists, pricing formulas, communications to or by attorneys (including attorney-client privileged communications or attorney work product), and other technical, financial, employee or business information or data and also includes Information of either Party.

“[***] Intellectual Property” means all patents, patent applications, and invention disclosures listed in Exhibit D-1 hereto.

“[***] Intellectual Property” means all patents, patent applications and invention disclosures listed in Exhibit D-2 hereto.

“[***] Intellectual Property” means all patents, patent applications and invention disclosures listed in Exhibit C-2 hereto.

“[***] Intellectual Property” shall mean all patents, patent applications, and invention disclosures listed in Exhibit F hereto.

“Disclosing Party” means the Party that discloses Confidential Information pursuant to this Agreement.

“Field of Use” means the development, manufacture, use, sale or distribution of any product or any Forthcoming Products in the Business as of the Purchase Agreement Date.

“[***] Intellectual Property” means any and all patents, patent applications and invention disclosures listed in Exhibit C-3 hereto.

“GE Licensed Intellectual Property” means all Intellectual Property (other than Company Intellectual Property) that was owned by GE or any of its Affiliates immediately after the Purchase Agreement Date and was in use, or was contemplated to be used, by the Asset Sellers or Business Subsidiaries as of the Purchase Agreement Date in connection with the Business, but specifically excludes [***] Intellectual Property, [***] Intellectual Property, [***] Intellectual Property, registered trademarks, registered copyrights and all Unregistered Intellectual Property. GE Licensed Intellectual Property consists of GE Primary Intellectual Property together with Business Primary Intellectual Property.

“GE Primary Intellectual Property” means GE Licensed Intellectual Property that was primarily used or was contemplated to be primarily used by GE or any of its Affiliates (other than in the Business) as of the Purchase Agreement Date. The items listed on Exhibit B hereto are included in the GE Primary Intellectual Property, but the Parties acknowledge that this list is not necessarily an exhaustive list.

“[***] Intellectual Property” means the patents, patent applications and invention disclosures listed in Exhibit C-4a and C-4b hereto.

“[***] Intellectual Property” means the patents, patent applications and invention disclosures listed in Exhibit D-3 hereto.

“Information” means know-how and trade secrets known to a Party or residing in its business, or developed for its specific benefit as of the Purchase Agreement Date.

“Interim Use GE Intellectual Property” means any patents, patent applications and invention disclosures owned by GE or any of its Affiliates which were not used in the Business as of the Purchase Agreement Date but were first utilized in the Business between the Purchase Agreement Date and the date of this Agreement.

“Licensed Activities” shall have the meaning set forth in Section 3(a) of this Agreement.

“Licensee” means a Party receiving a license under this Agreement.

“Licensor” means a Party granting a license under this Agreement.

“Other GE Intellectual Property” shall mean all patents, patent applications, and invention disclosures listed in Exhibit G hereto.

“Party” or “Parties” means, individually or collectively, GE and/or Acquiror, as the case may be.

“[***] Intellectual Property” means the patents, patent applications and invention disclosures listed in Exhibit C-5 hereto.

“Purchase Agreement” shall have the meaning set forth in the recitals.

“Purchase Agreement Date” shall mean September 14, 2006.

“[***] Intellectual Property” means the patents, patent applications and invention disclosures listed in Exhibit D-4 hereto.

“[***] Intellectual Property” means the patents, patent applications and invention disclosures listed in Exhibit D-5 hereto.

“[***] Intellectual Property” means the patents, patent applications and invention disclosures listed in Exhibit C-6 hereto.

“[***] Intellectual Property” shall mean all patents, patent applications, and invention disclosures listed in Exhibit H hereto.

“Unregistered Intellectual Property” means all Intellectual Property, owned by either of the Parties hereto as of the Purchase Agreement Date, excluding patents, patent applications, registered trademarks and registered copyrights that were the subject of a current registration as of the Purchase Agreement Date.

“[***] Intellectual Property” means all patents, patent applications and invention disclosures listed in Exhibit C-7 hereto.

2.	COVENANTS NOT TO ASSERT

(a) Acquiror, for itself and its Affiliates, hereby covenants not to assert any Company Intellectual Property against GE or its Affiliates for any de minimis usages by GE or its Affiliates of Company Intellectual Property.

(b) For the avoidance of doubt, and subject to the terms of this Agreement Acquiror shall not prevent GE and its Affiliates from continuing to engage in the activities they were engaged in as of the Closing Date provided however that it is understood and agreed that no license or other right is granted by this Section 2(b).

(c) GE for itself and its Affiliates, hereby covenants not to assert any Interim Use GE Intellectual Property against Acquiror or any of its Affiliates for any de minimis usages by Acquiror or its Affiliates of Interim Use GE Intellectual Property.

(d) Acquiror, for itself and its Affiliates hereby covenants not to assert any [***] Intellectual Property against [***]) or against any Qualified Third Party Supplier of [***] (whether an existing supplier or a new supplier) in respect of any product manufactured, marketed or sold by [***] at the Purchase Agreement Date (“Existing Products”), provided that, in any year of this Agreement the aggregate percentage (assessed by dollar volume of products) of Existing Products supplied to [***] by Qualified Third Party Suppliers (and not by Acquiror or any of its Affiliates) shall not exceed [***] per cent [***] of the aggregate volume of Existing Products obtained by [***] from all third party sources.; For purposes of this non-assert, (1) a “Qualified Third Party Supplier” is any third party supplier that practiced all or any of the inventions covered by the [***] Intellectual Property at or prior to the Purchase Agreement Date for the purposes of supplying products to [***]; and (2) “[***]” means the business division operated by GE and its Affiliates under the name ‘[***]’ from time to time (whether the business division name “[***]” is used alone or in conjunction with other words) and includes any successors to that business division (or parts of it) resulting from any reorganization of GE and its Affiliates that may occur from time to time. This non-assert may not be transferred or assigned by GE or [***] to any other party. For the avoidance of doubt, Acquiror and its Affiliates are free to pursue an infringement action against any third party supplier of [***] in respect of any use by such third party supplier of the [***] Intellectual Property other than for the purposes of supplying Existing Products to [***] in accordance with this Section. In addition, it is expressly understood and agreed that the burden shall be on [***] or it supplier, as the case may be, to establish that the criteria set forth in this Section 2(c) for the non-assert are met.

(e) The parties recognize that prior to the date hereof, the parties have not identified certain patents, patent applications or invention disclosures related to the Business as either Company Intellectual Property or GE Intellectual Property. Accordingly, as promptly as practicable after the date hereof, and in any event no later than 60 days post Closing, the parties shall determine, with respect to each such patent, patent application and invention disclosure, whether such patent, patent application or invention disclosure is Company Intellectual Property or Intellectual Property that will be licensed by GE to Acquiror or by Acquiror to GE. Following such determinations, the relevant schedules and exhibits to this Agreement and the Purchase Agreement shall be updated accordingly. Until such time as such determinations have been made, each of the Parties shall be permitted to continue to make use of such patents, patent applications and invention disclosures in the respective businesses consistent with usage as of the date hereof.

3.	RIGHTS AND LICENSES TO BUSINESS PRIMARY INTELLECTUAL PROPERTY

(a) License Grant. GE hereby grants Acquiror a perpetual, royalty-free, irrevocable, worldwide license to make, have made (including toll manufacturing), use, sell, offer for sale, import or otherwise commercialize any products and services embodying, employing or covered by, and to practice, perform, render, develop and otherwise use (“Licensed Activities”) the

Business Primary Intellectual Property. The foregoing license will be exclusive in the Field of Use (except as set forth in Section 3(c) hereto), and non-exclusive for all fields outside the Field of Use. GE further grants Acquiror the right to sublicense others to conduct Licensed Activities with the Business Primary Intellectual Property, in all fields.

(b) Retained Right. GE shall retain the right to conduct Licensed Activities with the Business Primary Intellectual Property outside the Field of Use but, as to each patent included in the Business Primary Intellectual Property, GE shall not conduct Licensed Activities with the Business Primary Intellectual Property in the Field of Use for the life of the patent. GE further agrees that (i) it shall not transfer or license the Business Primary Intellectual Property except in connection with the sale of assets or business lines that conduct any Licensed Activities with the Business Primary Intellectual Property at the time of such sale, and (ii) in the event of such transfer or license, as to each patent included in the Business Primary Intellectual Property that contains one or more claims covering any of such Licensed Activities, and each patent application that issues with one or more claims covering any of the Licensed Activities, GE shall obligate the transferee or licensee not to conduct such Licensed Activities with such Business Primary Intellectual Property in the Field of Use for the life of the patent.

(c) Prior Licenses. The rights and limitations on GE set forth in this Section 3 are subject to the written licenses granted by GE to third parties prior to the Purchase Agreement Date. The licenses set out in Exhibit E hereto are such prior licenses but the parties acknowledge that this list is not necessarily an exhaustive list.

(d) Unregistered Intellectual Property. For the avoidance of doubt, the limitations on GE’s rights to license Business Primary Intellectual Property as set forth in Sections 3(a) and 3(b) hereof do not apply to any registered trademarks, registered copyrights or Unregistered Intellectual Property owned by GE (including trade secrets and know-how) as of the Purchase Agreement Date. This is without prejudice to Section 5.14(a) of the Purchase Agreement.

4.	RIGHTS AND LICENSES TO GE PRIMARY INTELLECTUAL PROPERTY

(a) License Grant. GE hereby grants Acquiror a perpetual, non-exclusive, royalty-free, irrevocable worldwide license to conduct Licensed Activities with the GE Primary Intellectual Property in the Field of Use; provided however, that such license will be exclusive in the Field of Use for the period of the non-compete set forth in Section 5.14(a) of the Purchase Agreement. Acquiror agrees that it shall not sublicense or transfer its license rights under the GE Primary Intellectual Property, except in connection with the sale of assets or business lines that conduct any Licensed Activities with the GE Primary Intellectual Property at the time of such sale. In the event of such transfer or license, Acquiror shall obligate the transferee or licensee not to sublicense or transfer its rights under the GE Primary Intellectual Property except in connection with the sale of assets or business lines that conduct any Licensed Activities with the GE Primary Intellectual Property at the time of such sale.

(b) Retained Rights. Except as set forth in Section 4(a) hereof, GE shall retain all other rights to the GE Primary Intellectual Property; provided however, that GE will not conduct Licensed Activities with the GE Primary Intellectual Property in the Field of Use for the period of the non-compete set forth in Section 5.l4(a) of the Purchase Agreement. GE shall have the right to transfer or license the GE Primary Intellectual Property in any manner with the proviso that GE shall obligate the transferee or licensee not to conduct Licensed Activities with the GE Primary Intellectual Property in the Field of Use for the period of the non-compete set forth in Section 5.l4(a) of the Purchase Agreement.

5.	LICENSES GRANTED BY ACQUIROR

(a) [***] License. Acquiror hereby grants GE a perpetual, royalty-free, irrevocable, worldwide, non-exclusive license to conduct Licensed Activities (i) under the [***] Intellectual Property and (ii) under all patents and patent applications that claim priority from the [***] Intellectual Property, including without limitation continuations-in-part, divisionals and continuations of [***] Intellectual Property.

(b) [***] License. Acquiror hereby grants GE a perpetual, royalty-free, irrevocable, worldwide, non-exclusive license to conduct Licensed Activities with the [***] Intellectual Property, except that a have made (including toll manufacturing) right is specifically excluded, and that such license is granted only to the extent that GE or any of its Affiliates was conducting such Licensed Activities as of the Purchase Agreement Date; provided however, that to the extent GE or any of its Affiliates was conducting such Licensed Activities as of the Purchase Agreement Date, the foregoing license extends to reasonable improvements made by GE or any of its Affiliates in such Licensed Activities subsequent to the Purchase Agreement Date.

(c) [***] License. Acquiror hereby grants GE a perpetual, royalty-free, irrevocable, worldwide, non-exclusive license to conduct Licensed Activities with the [***] Intellectual Property. Acquiror hereby grants and agrees to grant to GE a perpetual, royalty-free, irrevocable, worldwide, non-exclusive license to conduct Licensed Activities with the [***] Intellectual Property.

(d) [***] License. Acquiror hereby grants GE a perpetual, royalty-free, irrevocable, worldwide, non-exclusive license to conduct Licensed Activities with the [***] Intellectual Property in the [***] field only.

(e) [***] License. Acquiror hereby grants GE a perpetual, royalty-free, irrevocable, worldwide, non-exclusive license to conduct Licensed Activities with the [***] Intellectual Property outside of the [***].

(f) [***] License. Acquiror hereby grants GE a perpetual, royalty-free, irrevocable, Worldwide, non-exclusive license to conduct Licensed Activities with the [***] Intellectual Property in all fields.

(g) [***] Intellectual Property. Acquiror hereby grants GE a perpetual, royalty-free, irrevocable, worldwide, non-exclusive license to conduct Licensed Activities with the [***] Intellectual Property, with the right to sublicense GE’s customers to practice Licensed Activities with the [***] Intellectual Property but only in connection with materials made by or on behalf of GE or its Affiliates and supplied by GE or its Affiliates. Any permitted transfer or assignment described in Section 5(i) of the license set forth in this Section 5(g) shall be limited to materials made by or on behalf of GE or its Affiliates and supplied by GE or its Affiliates at the time of such transfer or assignment.

(h) [***] License. Acquiror hereby grants GE a perpetual, royalty-free, irrevocable, worldwide, non-exclusive, non-transferable license to conduct Licensed Activities with the [***] Intellectual Property in the field of applications for [***], but only to [***] products that are component parts incorporated in GE products, and not to [***] third party products. For the avoidance of doubt, the foregoing license includes, without limitation, component parts sold as spares, or for repair or maintenance purposes, but excludes component parts or [***] services not incorporated into GE products.

(i) Restrictions on Sublicense and Transfer. Except to the extent expressly permitted, and only to that extent, GE agrees that it shall not sublicense any of the license rights granted it in Sections 5(a) through 5(h) hereof except that GE may grant sublicenses to its Affiliates at any time. GE further agrees that it shall not transfer or assign any of the license rights granted it in Sections 5(a) through 5(g) hereof except in connection with the sale of assets or business lines that conduct any permitted Licensed Activities under the rights granted in Sections 5(a) through 5(g) hereof at the time of such sale. GE further agrees that it shall not transfer or assign any of the license rights granted it under Section 5(h) hereof under any circumstance. The license rights granted to GE in Sections 5(a) through 5(h) hereof are without prejudice to the non-compete set forth in Section 5.14(a) of the Purchase Agreement.

6.	LICENSES GRANTED BY GE

(a) [***] License. GE hereby grants Acquiror a perpetual, royalty-free, irrevocable, worldwide license to practice Licensed Activities with the [***] Intellectual Property. The foregoing license will be exclusive for all fields except the fields of [***]. GE further grants Acquiror the right to sublicense others to conduct Licensed Activities with the [***] Intellectual Property outside the fields of [***]. Acquiror is not granted any license under the [***] Intellectual Property in the fields of [***].

(b) [***] License. GE and Acquiror shall work together in good faith and with all commercially reasonable efforts to enter into the [***] Cooperation and Commercialization Agreement within twenty (20) days after the Closing. GE hereby grants Acquiror a perpetual, royalty-free irrevocable, worldwide exclusive license to practice Licensed Activities with the [***] Intellectual Property outside the field of [***]. The foregoing non-exclusive license in the field of [***] shall be sublicenseable by Acquiror but only to third parties that utilize the sublicensed [***] Intellectual Property in connection with [***] supplied by Acquiror, and not in connection with [***] supplied by any other Person.

(c) [***] License. GE hereby grants Acquiror a perpetual, royalty-free, irrevocable, worldwide, non-exclusive license to practice Licensed Activities with the [***] Intellectual Property outside the field of [***]. GE further grants Acquiror the right to sublicense customers to practice Licensed Activities with the [***] Intellectual Property outside the field of [***].

(d) Other GE Intellectual Property. GE hereby grants Acquiror a perpetual, royalty-free, irrevocable, worldwide, non-exclusive license to practice Licensed Activities with the Other GE Intellectual Property, in all fields, with no right to sublicense.

(e) [***] Intellectual Property. GE hereby grants Acquiror a perpetual, royalty-free, worldwide exclusive license to practice Licensed Activities with the [***] Intellectual Property outside the field of [***], with the right to sublicense others to practice Licensed Activities with the [***] Intellectual Property outside the field of [***]. GE and Acquiror shall work together in good faith to develop and commercialize the [***] Intellectual Property. If at any time within two years of the Closing Date GE elects not to pursue development or commercialization of the [***] Intellectual Property, then GE shall grant to Acquiror a perpetual, royalty-free irrevocable, worldwide non-exclusive license to practice Licensed Activities with the [***] Intellectual Property inside the field of [***]. The foregoing non-exclusive license in the field of [***] shall be sublicenseable by Acquiror but only to third parties that utilize the sublicensed [***] Intellectual Property in connection with the sale of [***] or [***] containing [***]. If at any time within two years of the Closing Date Acquiror elects not to pursue development or commercialization of the [***] Intellectual Property, then the non-exclusive license to Acquiror to practice the Licensed Activities with the [***] Intellectual Property shall be revoked.

(f) Sublicense and Transfer. Acquiror shall have the right to transfer or assign the exclusive license rights granted to it in this Section 6 to any third party, except that in the event that the transferee or assignee, or any of its Affiliates, is a competitor of GE or any of its Affiliates in respect of the activities covered by any of the patents that are the subject of the license that is being transferred or assigned, then such transfer or assignment shall be made only with the prior written consent of GE, which it can withhold in its sole discretion. Acquiror shall not otherwise transfer or assign any of the license rights granted in this Section 6 except in connection with the sale of assets or business lines that conduct any Licensed Activities under the rights granted in this Section 6 at the time of such sale. No sublicense rights are granted in this Section 6 except to the extent expressly stated herein.

7.	USE AND LICENSING OF INFORMATION

(a) Rights to Use. For the avoidance of doubt, either Party may use the unpatented Information of the other Party, and the other Party’s Affiliates, subject to the other provisions of this Agreement, and except as prohibited by Section 5.14 of the Purchase Agreement.

(b) License Grants. Except to the extent otherwise provided in this Agreement: (i) in the event that GE or its Affiliates obtains one or more patents having claims covering Information, then the Acquiror and its Affiliates will be entitled to a non-exclusive, non-sub licensable license, royalty-free, for the life of each such patent in the Field of Use; and (ii) in the event that Acquiror or its Affiliates obtains one or more patents having claims covering Information, then GE and its Affiliates will be entitled to a non-exclusive, non-sublicensable license, royalty-free for the life of each such patent outside the Field of Use.

8.	CONSIDERATION

The licenses granted under this Agreement are on a royalty-free basis without compensation from any Party to any other Party.

9.	OWNERSHIP RIGHTS

All ownership rights in, or related to, Intellectual Property licensed hereunder are and will remain the exclusive property of the applicable Licensor, whether or not specifically recognized or perfected under applicable law. GE will not acquire any rights in the Intellectual Property of Acquiror except for the limited rights specified herein, and shall not represent that they have any ownership interest in any such Intellectual Property. Acquiror will not acquire any rights in the Intellectual Property of GE hereunder except for the limited rights specified herein, and shall not represent that they have any ownership interest in any Intellectual Property licensed hereunder.

10.	CONFIDENTIALITY

(a) Treatment of Confidential Information. Each Party shall not, and shall cause their respective officers, directors, employees, and other agents and representatives, not to, directly or indirectly, disclose, reveal or communicate to any Person (including without limitation Affiliates), any Confidential Information of the Disclosing Party, other than to the employees and agents of such Party who have a reasonable need to know such information. If any disclosures are made in connection with providing services to such Party under the terms of this Agreement, for example in order to provide have made services, then the Confidential Information so disclosed shall be used only as required to perform the services. Each Party shall use the same degree of care to maintain the Confidential Information of the other Party in confidence as they use with their own confidential and proprietary information of a like kind, but in no event less than reasonable care. Neither Party shall disclose the Confidential Information of the other Party to any third party except under an appropriate written confidentiality agreement containing terms at least as restrictive as the terms set forth in this Section 10 or to Representatives who are otherwise subject to equivalent confidentiality obligations.

(b) Exceptions. Notwithstanding anything to the contrary in this Agreement, the obligations of each Party with respect to Confidential Information of the other Party shall cease, and each such Party shall have no further obligations relating thereto, with respect to any such Confidential Information to the extent such Party can reasonably demonstrate that such Confidential Information: (a) was generally known to the public at the time of disclosure or becomes generally known through no wrongful act on the part of such Party or any Person who received such Confidential Information directly or indirectly from such Party; (b) becomes known to such Party after the date of this Agreement through disclosure by sources other than such Party, such sources having the legal right to disclose such Confidential Information; or (c) is independently developed by such Party after the date of this Agreement without reference to or reliance upon any Confidential Information of such Party. No Party shall be deemed to be in breach of this Agreement if Confidential Information of the other Party is required to be disclosed in order to comply with applicable Laws or governmental regulations; provided, that the Party provides prior written notice of such disclosure to the other Party and takes commercially reasonable and lawful actions to avoid and/or minimize the extent of such disclosure.

(c) Confidentiality Obligations. Each Party shall ensure, by instruction, contract or otherwise, that its Representatives comply with the provisions of this Section 10. The Receiving

Party shall indemnify and hold harmless the Disclosing Party in the event of any breach by the Receiving Party’s Representatives of this Section 10. The Receiving Party shall promptly notify the Disclosing Party in the event that the Receiving Party learns of any unauthorized use or disclose of such Confidential Information by it or its Representatives, and shall promptly take all actions necessary to correct and prevent such use or disclosure.

11.	PATENT PROSECUTION AND FEES; OWNERSHIP OPTION

(a) Patent Prosecution. Each Party shall, upon request, agree to consult with the other Party to determine how best to protect and enhance such other Party’s exclusive rights in any Intellectual Property owned by the Party prosecuting such applications. GE shall promptly provide Acquiror with material communications from or to any governmental agency or third party relating to the preparation, filing and prosecution of any patent applications, both domestic and foreign, included in the Business Primary Intellectual Property, or material communications relating to any interference, opposition, cancellation or reexamination proceeding involving any Business Primary Intellectual Property. In addition, each Party agrees to consult with the other Party in connection with responding to any interference, opposition, cancellation or reexamination proceeding involving any of such Business Primary Intellectual Property or [***], [***] or [***].

(b) Maintenance Fees. Each Party shall be responsible for the payment of the issuance and maintenance fees for its own patent applications and patents except that with respect to the Business Primary Intellectual Property licensed hereunder, and with respect to the Intellectual Property licensed by Acquiror hereunder, the Party who owns the Intellectual Property shall be responsible for hiring, instructing and paying the service fees of a qualified third party (“Third Party Fee Payor”) such as Computer Packages Inc., also known as CPI, to pay the maintenance and foreign annuity fees for such Intellectual Property. In each instance the Third Party Fee Payor shall be instructed to always pay the maintenance and any applicable foreign annuity fees when due unless instructed by both Parties that such maintenance and foreign annuity fees need not be paid. Nothing in this Agreement shall be construed as obligating either Party to pay any patent application filing or maintenance or annuity fee, or any patent issuance or maintenance or annuity fee, except to the extent provided in Section 11(c) below.

(c) Option for GE to Obtain Ownership. In the event that Acquiror decides not to further prosecute or maintain any Intellectual Property licensed by Acquiror to GE pursuant to this Agreement Acquiror will first notify GE and give GE the option of obtaining ownership of such Intellectual Property. Acquiror shall make reasonable business efforts to provide such notice thirty (30) days in advance of any pending administrative date. GE shall have the right to exercise such option within ninety (90) days of receipt of notice. If GE timely elects to obtain ownership of such Intellectual Property, Acquiror shall promptly transfer ownership of the same to GE at no cost. Acquiror shall obtain a perpetual, royalty-free, irrevocable, worldwide, personal and non-exclusive license, with no right to sublicense except to its Affiliates, to practice Licensed Activities with such Business Primary Intellectual Property inside the Field of Use for the life of same.

(d) Option for Acquiror to Obtain Ownership. (i) In the event that GE decides not to further prosecute or maintain any Business Primary Intellectual Property, GE will first notify Acquiror and give Acquiror the option of obtaining ownership of such Business Primary Intellectual Property. GE shall make reasonable business efforts to provide such notice thirty (30) days in advance of any pending administrative date. Acquiror shall exercise such option within ninety (90) days of receipt of notice. The Parties shall instruct the Third Party Fee Payor to pay all renewal fees and take all steps necessary to maintain such Business Primary Intellectual Property in the interim. (ii) If the Acquiror timely elects to obtain ownership of such Business Primary Intellectual Property, GE shall promptly transfer ownership of the same to Acquiror at no cost. GE shall obtain a perpetual, royalty-free, irrevocable, worldwide, personal and non-exclusive license, with no right to sublicense except to its Affiliates, to practice Licensed Activities with such Business Primary Intellectual Property, but only outside the Field of Use, for the life of same.

(e) Option for Acquiror to Obtain Ownership. (i) In the event that GE decides not to further prosecute or maintain the patents listed on Exhibit I (“the Restricted GE Primary Intellectual Property”), GE will first notify Acquiror and give Acquiror the option of obtaining ownership of such Restricted GE Primary Intellectual Property. GE shall make reasonable business efforts to provide such notice thirty (30) days in advance of any pending administrative date. Acquiror shall exercise such option within ninety (90) days of receipt of notice. The Parties shall instruct the Third Party Fee Payor to pay all renewal fees and take all steps necessary to maintain such Restricted GE Primary Intellectual Property in the interim. (ii) If the Acquiror timely elects to obtain ownership of such Restricted GE Primary Intellectual Property, GE shall promptly transfer ownership of the same to Acquiror at no cost. [GE shall obtain a perpetual, royalty-free, irrevocable, worldwide, personal and non-exclusive license to practice Licensed Activities with such Restricted GE Primary Intellectual Property for itself, and any of its licensees under such GE Restricted Intellectual Property (to the extent and scope licensed by GE.] For the avoidance of doubt, GE will continue to be obligated not to conduct any Licensed Activities with the Restricted GE Primary Intellectual Property in the Field of Use for the period of the non-compete set forth in Section 5.14(a) of the Purchase Agreement.

12.	ENFORCEMENT OF INTELLECTUAL PROPERTY

(a) Enforcement of Business Primary Intellectual Property. With respect to any infringement of any of the Business Primary Intellectual Property within the Field of Use: (i) GE shall not take any action in respect of such infringement without the prior written consent of Acquiror, such consent not to be unreasonably withheld or delayed; and (ii) if Acquiror provides GE with (1) reasonable evidence that such infringement is having or is reasonably likely to have a material adverse affect on Acquiror’s business if it is allowed to continue; and (2) advice from qualified counsel in the relevant jurisdiction that there is a reasonable prospect of success in such action (identifying in such advice the relevant patent, the infringer and the infringing activity), GE shall either at its option and subject to Acquiror first providing GE with a full indemnity against all costs and damages that may be incurred by or awarded against GE as a result of being a party to such action, pursue joint action with Acquiror in respect of such infringement within the Field of Use or permit Acquiror to pursue such action. Where GE elects to pursue joint action, the Parties will select counsel reasonably acceptable to both Parties and closely cooperate in the conduct of such action, and both Parties must approve any material decision made in connection with any such action including any settlement of such action, such consent not to be unreasonably withheld or delayed. Where GE elects to permit Acquiror to pursue such action, Acquiror shall have, with respect to such Business Primary Intellectual Property, the right to prosecute such action subject to the remaining terms of this Section. In the event of a lawsuit, Acquiror may join GE as a party to the action if it is necessary to join GE as party in order to prosecute such action, whereupon GE will consent to the jurisdiction of the court in which suit is brought. Where GE elects not to have joint control of any such action, Acquiror agrees to consult with GE as to actions taken in regard to any action subject to this Section 12(a) but Acquiror shall have the final decision on any matter relating to such action, provided that GE must approve any settlement, such approval not to be unreasonably withheld or delayed save that Acquiror may settle any such action without GE’s consent if such settlement involves the payment of money the cost of which is borne entirely by Acquiror, does not involve any adverse admission and does not affect any right of GE or any of its Affiliates. To represent its own interests, GE shall be entitled to participate in, but not control, any such suit, and to retain counsel of its choice for such purpose, at its expense, unless Acquiror has joined GE as a party to such action in which case it shall be at Acquiror’s expense. Any action whether jointly controlled or controlled by Acquiror shall be Acquiror’s expense and, subject to first reimbursing GE for any costs not previously reimbursed, any and all recoveries resulting from such suit, whether by judgment or settlement, shall be solely for the benefit of Acquiror.

(b) GE shall have the exclusive right to enforce any of the Business Primary Intellectual Property to redress any infringement outside the Field of Use, or within the Field of Use with the consent of Acquiror (consent not to be unreasonably withheld or delayed) on the same terms and conditions as apply to Acquiror’s enforcement in the Field of Use.

(c) Enforcement of [***] Intellectual Property. With respect to any infringement of any of the [***] Intellectual Property outside the fields of [***] (i) GE shall not take any action in respect of such infringement without the prior written consent of Acquiror, such consent not to be unreasonably withheld or delayed; and (ii) if Acquiror provides GE with (1) reasonable evidence that such infringement is having or is reasonably likely to have a material adverse affect on Acquiror’s business if it is allowed to continue; and (2) advice from qualified counsel in the relevant jurisdiction that there is a reasonable prospect of success in such action (identifying in such advice the relevant patent, the infringer and the infringing activity), GE shall either at its option and subject to Acquiror first providing GE with a full indemnity against all costs and damages that may be incurred by or awarded against GE as a result of being a party to such action, pursue joint action with Acquiror in respect of such infringement outside the fields of [***] or permit Acquiror to pursue such action. Where GE elects to pursue joint action, the Parties will select counsel reasonably acceptable to both Parties and closely cooperate in the conduct of such action, and both Parties must approve any material decision made in connection with any such action including any settlement of such action, such consent not to be unreasonably withheld or delayed. Where GE elects to permit Acquiror to pursue such action, Acquiror shall have, with respect to such [***] Intellectual Property, the right to prosecute such action subject to the remaining terms of this Section. In the event of a lawsuit, Acquiror may join GE as a party to the action if it is necessary to join GE as party in order to prosecute such action, whereupon GE will consent to the jurisdiction of the court in which suit is brought. Where GE elects not to have joint control of any such action, Acquiror agrees to consult with GE as to actions taken in regard to any action subject to this Section 12(c) but Acquiror shall have the final decision on any matter relating to such action, provided that GE must approve any settlement, such approval not to be unreasonably withheld or delayed save that Acquiror may settle any such action without GE’s consent if such settlement involves the payment of money the cost of which is borne entirely by Acquiror, does not involve any adverse admission and does not affect any right of GE or any of its Affiliates. To represent its own interests, GE shall be entitled to participate in, but not control, any such suit, and to retain counsel of its choice for such purpose, at its expense, unless Acquiror has joined GE as a party to such action in which case it shall be at Acquiror’s expense. Any action whether jointly controlled or controlled by Acquiror shall be Acquiror’s expense and, subject to first reimbursing GE for any costs not previously reimbursed, any and all recoveries resulting from such suit, whether by judgment or settlement, shall be solely for the benefit of Acquiror.

(d) Enforcement of [***] Intellectual Property. With respect to any infringement of any of the [***] Intellectual Property outside the field of [***] (i) GE shall not take any action in respect of such infringement without the prior written consent of Acquiror, such consent not to be unreasonably withheld or delayed; and (ii) if Acquiror provides GE with (1) reasonable evidence that such infringement is having or is reasonably likely to have a material adverse affect on Acquiror’s business if it is allowed to continue; and (2) advice from qualified counsel in the relevant jurisdiction that there is a reasonable prospect of success in such action (identifying in such advice the relevant patent, the infringer and the infringing activity), GE shall either at its option and subject to Acquiror first providing GE with a full indemnity against all costs and damages that may be incurred by or awarded against GE as a result of being a party to such action, pursue joint action with Acquiror in respect of such infringement outside the field of [***] or permit Acquiror to pursue such action. Where GE elects to pursue joint action, the Parties will select counsel reasonably acceptable to both Parties and closely cooperate in the conduct of such action, and both Parties must approve any material decision made in connection with any such action including any settlement of such action, such consent not to be unreasonably withheld or delayed. Where GE elects to permit Acquiror to pursue such action, Acquiror shall have, with respect to such [***] Intellectual Property outside the field of [***], the right to prosecute such action subject to the remaining terms of this Section. In the event of a lawsuit, Acquiror may join GE as a party to the action if it is necessary to join GE as party in order to prosecute such action, whereupon GE will consent to the jurisdiction of the court in which suit is brought. Where GE elects not to have joint control of any such action, Acquiror agrees to consult with GE as to actions taken in regard to any action subject to this Section 12(d) but Acquiror shall have the final decision on any matter relating to such action, provided that GE must approve any settlement, such approval not to be unreasonably withheld or delayed save that Acquiror may settle any such action without GE’s consent if such settlement involves the payment of money the cost of which is borne entirely by Acquiror, does not involve any adverse admission and does not affect any right of GE or any of its Affiliates. To represent its own interests, GE shall be entitled to participate in, but not control, any such suit, and to retain counsel of its choice for such purpose, at its expense, unless Acquiror has joined GE as a party to such action in which case it shall be at Acquiror’s expense. Any action whether jointly controlled or controlled by Acquiror shall be Acquiror’s expense and, subject to first reimbursing GE for any costs not previously reimbursed, any and all recoveries resulting from such suit, whether by judgment or settlement, shall be solely for the benefit of Acquiror.

13.	WARRANTIES

(a) Warranties. Each of GE and Acquiror represents and warrants to the other that it has the authority to enter into this Agreement.

(b) Limitation. Save as set forth in Section 13(a) hereto, neither Party makes any representation or warranty to any other Party in this Agreement including without limitation any representation or warranty with respect to the validity, enforceability, title or status of any Intellectual Property, provided however, that this disclaimer is without prejudice to the terms of any warranty or representation relating to Intellectual Property that any Party may have made under the Purchase Agreement or other Transaction Agreements, subject always to the terms of those Agreements.

(c) No Obligation. Except as expressly provided herein, this Agreement shall not create for any Party any obligation to disclose to another Party, nor to maintain, register, prosecute, pay for, enforce or otherwise manage any Intellectual Property, provided further, that this Section 13(c) shall not negate or otherwise affect any obligation to disclose or transfer to another Party, maintain, register, prosecute, pay for, enforce or otherwise manage any Intellectual Property that may arise under any other Transaction Agreement.

(d) Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, THE PURCHASE AGREEMENT OR THE OTHER TRANSACTION AGREEMENTS, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES WITH RESPECT TO THE INTELLECTUAL PROPERTY, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY LICENSORS, THEIR AGENTS OR OTHERWISE (INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE AND NON-INFRINGEMENT) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED.

14.	TERM AND TERMINATION

The term of this Agreement will be perpetual, and may not be terminated by any Party except by mutual agreement of both Parties. In the event of a breach of this Agreement, the sole and exclusive remedy of the non-breaching Party shall be to recover monetary damages and/or to obtain injunctive or equitable relief.

15.	ASSUMPTION OF RISK

(a) Acquiror hereby assumes all risk and liability in connection with its use and exploitation of the GE Licensed Intellectual Property, the [***] Intellectual Property, the [***] Intellectual Property, the Interim Use GE Intellectual Property, the Other GE Licensed Intellectual Property, the [***] Intellectual Property and the [***] Intellectual Property and shall indemnify GE from and against all costs, claims, damages and liabilities arising out of or relating to such use or exploitation, except to the extent any such costs, claims, damages or liabilities arise or relate to any product or method used, manufactured, sold or otherwise exploited prior to the date of this Agreement (whether or not the claim is brought after the date of this Agreement.

(b) GE hereby assumes all risk and liability in connection with its use and exploitation of the [***] Intellectual Property, the [***] Intellectual Property, the [***] Intellectual Property, the [***] Intellectual Property, the [***] Intellectual Property, the [***] Intellectual Property, the [***] Intellectual Property, the [***] Intellectual Property, the [***] Intellectual Property and the [***] Intellectual Property and shall indemnify Acquiror from and against all costs, claims, damages and liabilities arising out of or relating to such use or exploitation.

16.	GENERAL PROVISIONS

(a) Intellectual Property Properly Subject to Transfer. For the avoidance of doubt, and subject to the terms set forth in this Agreement, Intellectual Property properly subject to transfer under Section 5.11(b) of the Purchase Agreement because it was transferred to the Acquiror in error shall not prevent GE from continuing to engage in the activities that it was engaged in as of the Closing Date.

(b) Construction of Licenses to Applications and Patents; No Further Licenses. It is understood and agreed that any license grant in this Agreement under a patent application shall be deemed to include any and all continuation, divisional and foreign counterpart applications of such application that arise after the Purchase Agreement Date, and any and all patents issuing after the Purchase Agreement Date on such applications, either directly or through one or more continuation, divisional or national stage applications; and further, that any license grant in this Agreement under a patent shall be deemed to include any and all reissues or reexaminations of such patent, in each case only if such reissue or reexamination was declared or filed after the Purchase Agreement Date. It is understood and agreed that any license grant in this Agreement (i) under an invention disclosure shall be deemed to include an obligation to grant a license in respect of any and all patents and patent applications that arise from such disclosure provided that such patent was issued or patent application was filed after the Purchase Agreement Date; (ii) of an improvement to any Intellectual Property shall be deemed to include an obligation to grant a license in respect of any and all patents and patent applications that arise from such improvement but not, for the avoidance of doubt to improvements to the inventions forming part of the relevant licensed Intellectual Property. Otherwise, no rights are granted to either Party with respect to any Intellectual Property not expressly licensed herein.

(c) No Agency. Nothing in this Agreement shall be deemed in any way or for any purpose to constitute any Party an agent of the other Party in the conduct of such other Party’s business.

(d) Further Assurances. If any Party hereto desires written confirmation of the grant of a license hereunder for a particular item or items of Intellectual Property, each Licensor hereunder shall, upon written request of any Licensee hereunder setting forth the reasonable basis for the determination that such Intellectual Property is covered by such license, provide such Licensee with written confirmation of the applicability of such license to such Intellectual Property.

(e) Notices. Section 11.03 of the Purchase Agreement is incorporated herein by reference in its entirety as though set forth herein.

(f) Public Announcements. Section 11.04 of the Purchase Agreement is incorporated herein by reference in its entirety as though set forth herein.

(g) Severability. Section 11.05 of the Purchase Agreement is incorporated herein by reference in its entirety as though set forth herein.

(h) Assignment. Except as expressly provided herein, Section 11.07 of the Purchase Agreement is incorporated herein by reference in its entirety as though set forth herein, provided further, that unless expressly stated herein (i) GE shall have no right to assign any of its license rights granted herein to any Affiliate, and (ii) GE may not assign any Business Primary Intellectual Property except to any of its Affiliates or to any Person that acquires all or substantially all of the assets of any business in which such Business Primary Intellectual Property is used; and (iii) Acquiror may assign its rights and obligations hereunder to any Person that acquires all or substantially all of the assets of the Business to which this Agreement relates.

(i) Entire Agreement. Section 11.06 of the Purchase Agreement is incorporated herein by reference in its entirety as though set forth herein.

(j) Amendment. Section 11.09 of the Purchase Agreement is incorporated herein by reference in its entirety as though set forth herein.

(k) No Third Party Beneficiaries. Section 11.08 of the Purchase Agreement is incorporated herein by reference in its entirety as though set forth herein.

(l) Dispute Resolution. Section 11.11 of the Purchase Agreement is incorporated herein by reference in its entirety as though set forth herein.

(m) Governing Law; Submission to Jurisdiction; Waivers. Section 11.12 of the Purchase Agreement is incorporated herein by reference in its entirety as though set forth herein.

(n) Rules of Construction. Section 11.15 of the Purchase Agreement is incorporated herein by reference in its entirety as though set forth herein.

(o) Counterparts. Section 11.16 of the Purchase Agreement is incorporated herein by reference in its entirety as though set forth herein.

(p) Waiver of Jury Trial. Section 11.17 of the Purchase Agreement is incorporated herein by reference in its entirety as though set forth herein.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on the date first written above by their respective duly authorized officers.

GENERAL ELECTRIC COMPANY

By:	/s/ Robert J. Duffy
Name:	Robert J. Duffy
Title:	Attorney-in-fact

MOMENTIVE PERFORMANCE MATERIALS HOLDINGS INC.

By:	/s/ Justin Stevens
Name:	Justin Stevens
Title:	Vice President and Secretary